INDEXIQ ETF TRUST
IQ Hedge Multi-Strategy Tracker ETF
(the “Fund”)
Supplement dated March 31, 2023 (“Supplement”) to the Fund’s
Summary Prospectus and Prospectus, each dated August 31, 2022, as supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in each Prospectus.
Effective June 6, 2023, the following changes will be made to the Summary Prospectus and Prospectus:
1.
The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is revised as follows:

a.
The second paragraph is deleted in its entirety and replaced with the following:

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of IndexIQ Advisors LLC, the Fund’s investment advisor (the “Advisor”). The Underlying Index generally is based on the premise that aggregated returns of hedge funds in a broad hedge fund universe display, over time, significant exposures to a set of common asset classes. The Underlying Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) over longer term periods and not on a daily basis (the “Strategy”). The Underlying Index does not seek to replicate the “alpha” portion of the return characteristics of the overall hedge fund universe. In addition, the Fund does not invest in hedge funds, and the Underlying Index does not include hedge funds as Underlying Index Components. The Fund is not a fund of hedge funds. Managers included in the broad hedge fund universe may employ investment styles, including but not limited to:
•
Equity strategies, including long-only, long bias, long/short, market neutral and dedicated short strategies;

•
Fixed income strategies, including long-only and long/short credit strategies, high yield, asset-backed, and convertible bond strategies;

•
Emerging market strategies, including global and region- and country-specific strategies;

•
Sector strategies, including healthcare and biotechnology, technology, real estate, energy, financials and natural resources strategies; and

•
Specialized and alternative strategies, including multi-strategy, balanced, global macro, event-driven, options, merger arbitrage, and managed futures strategies.

b.
The fourth and fifth paragraphs are deleted in their entirety.

c.
The following bullet point is added at the end of the sixth paragraph.

•
Alternative strategies including merger arbitrage, market neutral, long/short, options, private equity replication, and managed futures.

d.
The first sentence in the ninth paragraph is deleted and replaced with the following:

The weights of the Underlying Index Components are rebalanced on a quarterly basis.
2.
The “Performance Information” section of the Summary Prospectus and Prospectus is revised as follows:

a.
The following is added at the end of the first paragraph:

The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (excepting Funds of Funds) in the Barclay database.

MEQAI16c-03/23

b.
The following information for the Barclay Hedge Fund Index is added to the “Average Annual Total Returns as of December 31, 2021” table:

Average Annual Total Returns as of December 31, 2021
	1 Year	5 Years	10 Years
Barclay Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	10.22%	7.23%	6.41%
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